  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 21, 2017 (November 15, 2017)

ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado		80241
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:    (720) 872-5000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

Resignation of Current Independent Registered Public Accounting Firm

On November 15, 2017, following the completion of the merger with Moss Adams, LLP, Hein & Associates, LLP (“Hein”) informed Ascent Solar Technologies, Inc. (“ASTI” or the “Company”) of its resignation as the Company’s independent registered public accounting firm, effective immediately, which resignation was accepted by the audit committee of ASTI’s board of directors on November 16, 2017.

The reports of Hein on the financial statements of the Company for the past two fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of providing a qualification as to the Company’s ability to continue as a going concern in the Company's financial statements for the fiscal years ended December 31, 2016 and December 31, 2015.

The decision to accept the resignation of Hein was approved by the Company’s audit committee and board of directors. The Company is in the process of selecting and engaging a new audit firm.

Except as described below in this Item 4.01, during the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through November 15, 2017, the date of Hein’s resignation, (a) the Company and Hein had no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hein, would have caused Hein to make reference to the matter in their reports, and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

On November 21, 2017 the Company provided Hein with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Disagreements under Item 304(a)(1)(iv)

In its quarterly report to the audit committee dated August 15, 2017, Hein noted that the Company’s management and Hein had initially disagreed over the accounting for conversions of the Company’s Series K preferred stock into common stock. Ultimately, the Company’s management agreed with the accounting treatment proposed by Hein with respect to this issue, which was reflected in the Company’s financial statements filed in its Form 10-Q for the period ended June 30, 2017. Accordingly, the Company and Hein consider this matter to be resolved. The Company’s audit committee did discuss the subject matter of this disagreement with Hein.

The Company has authorized Hein to fully respond to the inquiries of any successor accountant concerning the subject matter of any disagreements.

Other Reportable Events under Item 304(a)(1)(v)

As disclosed in the Company’s periodic filings, in connection with preparation of the financial statements for certain periods, management of the Company concluded that a material weakness in internal control over financial reporting existed as of December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017. The material weakness was disclosed in the periodic filings and a remediation plan developed, which was outlined in the Company’s Form 10-K for the year ended December 31, 2016 and the Company’s Forms 10-Q for the quarters ended March 31, June 30 and September 30, 2017.

Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are filed with this report:

Exhibit Number	Description

16.1	Letter from Hein & Associates, LLP dated November 21, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

November 21, 2017	By:	/s/ Victor Lee
Name: Victor Lee
Title: Chief Executive Officer